Fourth Quarter and Year-end 2025 Investor Presentation NASDAQ: GLRE

Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Measures and Investment Disclosures This Investor Presentation (this “Presentation”) is intended solely for the informational purposes of the persons to whom it is presented in connection with the quarterly earnings results of Greenlight Capital Re, Ltd. (the “Company”). This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and we intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward looking statements are typically identified by words such as “expect”, “believe”, “anticipate”, “outlook”, “estimate”, “goal” and “strategy” or conditional verbs such as “will” and “may” or the negative of these terms, although not all forward-looking statements contain these words, and include statements relating to market opportunity, our strategic priorities, strategic growth and return on equity projections. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; a downgrade or withdrawal of our A.M. Best ratings; the carry values of our investments made under our Greenlight Re Innovations segment may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this Presentation, whether as a result of new information, future events, or otherwise, except as provided by law. In presenting the Company’s results, management has included the following financial measure that is not calculated under standards or rules that comprise generally accepted accounting principles in the United States (“GAAP”): fully diluted book value per share. This non-GAAP measure may be defined or calculated differently by other companies. Management believes this measure allows for a more thorough understanding of the underlying business. Non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliations to the most comparable GAAP figures can be found at the back of this Presentation. This Presentation also contains certain figures and metrics that are unaudited, including, for example, growth in gross premiums written and other mid-year financial information. All information provided for Solasglas Investments, LP is for informational purposes only and should not be deemed as investment advice or a recommendation to purchase or sell any specific security. Performance returns reflect the total returns, net of fees and expenses. Returns are net of either the modified high water mark performance allocation of 10% or the standard 20% performance allocation. All figures are unaudited. Greenlight Re and DME Advisors, LP (“DME”) do not undertake to update any information contained herein as a result of audit adjustments or other corrections. Past performance is not indicative of future results. Actual returns may differ from the returns presented. Due to rounding, numbers presented in the tables included in this Presentation may not add up precisely to the totals provided. greenlightre.com 2

Greenlight Re: Introduction greenlightre.com 3

Designed to achieve higher rates of return over the long term than more traditional fixed income investment strategies Low correlation to underwriting Liquid portfolio Use investment to gain optionality in (re)insurance opportunities Capture capital appreciation from early-stage investments Target ability to influence strategic direction and future participation rights in each deal Open Market Reinsurance Underwriting Innovations Underwriting & Investments Value Oriented Investments (Solasglas Investments, LP) greenlightre.com 4 Three Strategic Pillars to Drive Book Value Growth Our three pillars create a diversified earnings profile—enabling us to pursue consistent, long-term returns for shareholders Provide reinsurance globally, on both proportional and non-proportional bases Maintain a highly diversified book with the flexibility to adjust line concentration based on market conditions Business is primarily sourced through global reinsurance brokers Long-short strategy reduces market exposure

greenlightre.com 5 Greenlight Re Overview and Highlights Our strategic focus is driving underwriting excellence with respect to each and every decision we make Diverse Business Mix 1. This figure represents gross premiums in 2025. Business mix chart represents gross premiums written by line of business for that twelve-month period. 2. Refers to fully diluted BVPS growth. Fully diluted BVPS is a non-GAAP measure. See Appendix for non-GAAP measure rationale and reconciliation to the most comparable GAAP measure. 3. During the fourth quarter of 2025, we repurchased 201,517 ordinary shares at an aggregate cost of $2.8 million at an average price of $14.02 per share. 4. Debt leverage (calculated as total debt divided by shareholders’ equity) has significantly decreased in recent years from 16 percent at year-end 2022 to 1 percent as of Q4 2025 close. 3 Offices in Strategic International Locations $773M Gross Premiums Written1 $2.2B 4Q 2025 Total assets $9.8M Value of shares repurchased in 20253 “A” (Excellent) AM Best Financial Strength Rating (Stable Outlook) $708M 4Q 2025 Shareholders’ Equity 52.2% 5-Year Cumulative Book Value Growth2 20+ Years Operating History Specialty 24% Casualty 13% Financial 11% Health 1% Multiline 40% Property 11% 1% Total Debt Leverage4

greenlightre.com 6 Group Structure Our lean, flexible platform provides global market access via three strategically located jurisdictions: Greenlight Capital Re, Ltd. NASDAQ: “GLRE” A (Excellent) (stable outlook) A.M. Best Financial Strength Rating • Irish regulated subsidiary enables efficient access to EU and London markets • Solvency II jurisdiction • Access to strong local (re)insurance talent pool • Underwriters in this office focus on global specialty business Ireland Greenlight Reinsurance Ireland, DAC A+ (Superior) (stable outlook) A.M. Best Financial Strength Rating • Access to Lloyd’s network, brand and ratings • Global licenses to write both insurance and reinsurance • Greenlight Corporate Member enables us to provide “Funds at Lloyd’s” (FAL) capacity to the Lloyd’s market United Kingdom Syndicate 3456 (Lloyd’s) A (Excellent) (stable outlook) A.M. Best Financial Strength Rating Cayman Islands Greenlight Reinsurance, Ltd. • Home office since founding in 2004 • Cayman Islands Monetary Authority (CIMA): a prudent and risk-based regulator • CIMA and the Cayman Islands Government explicitly support the reinsurance industry, with strong focus and expertise in this area and a stated commitment toward achieving NAIC “qualified jurisdiction” status

Gross Premiums Written1 ($ in millions) Combined Ratio 69.5% 67.4% 61.7% 69.0% 62.3% 26.9% 30.5% 29.0% 28.5% 28.0% 4.5% 4.4% 3.8% 3.9% 4.4% 2021 2022 2023 2024 2025 100.9% 102.3% 94.5% 101.4% 94.6% $565 $563 $637 $698 $773 2021 2022 2023 2024 2025 greenlightre.com 7 Steady Premium Growth and Improving Underwriting Margin Acquisition Cost Ratio Underwriting Expense RatioLoss Ratio Record underwriting income of $35.7 million in 2025 • Combined ratio averaged 98.7% from 2021 through 2025 • 6.8-point improvement in 2025 versus 2024 • Positive underwriting income in 10 of last 12 quarters 1. Compound Annual Growth Rate (“CAGR”) in the chart is calculated from December 31, 2020 ($480 million Gross Premiums Written) through year-end 2025.

Net Income ($ in millions) Fully Diluted Book Value Per Share1 $13.99 $14.33 $16.74 $17.95 $20.43 2021 2022 2023 2024 2025 $18 $25 $87 $43 $75 2021 2022 2023 2024 2025 greenlightre.com 8 Building Financial Momentum Consistent positive net income and book value growth 1. CAGR in the chart is calculated from December 31, 2020 ($13.42) through year-end 2025.

Fourth Quarter Highlights greenlightre.com 9

greenlightre.com 10 Fourth Quarter Highlights Q4 2024 Q4 2025 FY 2024 FY 2025 Gross Premiums Written $143.8 $161.3 $698.3 $773.3 Net Underwriting Income $(18.0) $13.0 $(8.2) $35.7 Combined Ratio 112.1% 92.1% 101.4% 94.6% Net Income (loss) $(27.4) $49.3 $42.8 $74.8 Return on Equity (4.2)% 7.2% 7.0% 11.1% Fully Diluted Book Value Per Share $17.95 $20.43 $17.95 $20.43 Total Shareholders’ Equity $635.9 $708.0 $635.9 $708.0 (expressed in millions U.S. dollars, except percentages and per share amounts) “We are proud of our fourth quarter 2025 underwriting results, which resulted in a combined ratio of 92.1%, allowing us to close the year with a record underwriting income and a combined ratio of 94.6%. Growth in gross premiums written and net premiums earned, coupled with our expanded investment income and our strong combined ratio, resulted in book value growth of 8.1% in the fourth quarter and 13.8% for the full year.” - Greg Richardson, Chief Executive Officer

Segment Results greenlightre.com 11

$123 $124 $604 $652 Q4 2024 Q4 2025 FY 2024 FY 2025 Key Highlights greenlightre.com 12 Open Market Segment Gross Premiums Written ($ in millions) Business Mix Combined Ratio 82.4% 60.5% 66.7% 62.2% 25.4% 25.9% 28.3% 27.5% 3.3% 4.3% 4.0% 3.7% Q4 2024 Q4 2025 FY 2024 FY 2025 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio 111.1% 90.7% 99.0% 93.4% Results in 2025 for this segment helped drive record underwriting income for the company Successfully pivoted in recent years to more diverse portfolio (former book was comprised of few, large, structured transactions) Gross premiums written increased to $124 million in Q4 2025 (despite recent exit from certain unprofitable casualty accounts) compared to $123 million in Q4 2024 Underwriting income of $13 million in Q4 2025, compared to underwriting loss of $14 million in Q4 2024 Casualty 10% Financial 12% Multiline 39% Property 13% Specialty 26% * Business Mix chart represents gross premiums written by line of business for trailing twelve months.

Key Highlights greenlightre.com 13 Innovations Segment Gross Premiums Written ($ in millions) $21 $37 $95 $122 Q4 2024 Q4 2025 FY 2024 FY 2025 Business Mix Combined Ratio 68.1% 59.7% 60.1% 60.1% 30.1% 32.5% 31.4% 31.3% 3.3% 9.5% 4.3% 8.8% Q4 2024 Q4 2025 FY 2024 FY 2025 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio 101.5% 101.7% 95.8% 100.2% Innovations segment continues to be a strategic differentiator, reflecting a high-quality team and prudent overall growth trajectory Placed whole account quota share on the segment’s underwriting portfolio in 2024, providing rated third-party capacity and validation Investment portfolio is currently comprised of a diverse set of over 40 companies (deployed capital: $36.1M; carried value: $62.9M) Gross premiums written increased 80% to $37.1 million in Q4 2025 compared to $20.7 million in Q4 2024 Casualty 26% Financial 8% Health 8% Multiline 48% Specialty 10% * Business Mix chart represents gross premiums written by line of business for trailing twelve months.

Solasglas Investments Update greenlightre.com 14

Solasglas Investments, LP:
A Key Driver of Greenlight Re's Strong Book Value Growth

Investment Approach

Greenlight Capital, Inc., an affiliate of DME Advisors, Solasglas' investment advisor, was founded in 1996 by our Chairman David Einhorn and is recognized for its disciplined, research-driven investment strategy

DME Advisors conducts deep fundamental analysis of financials, strategy, and prospects to identify both undervalued and overvalued securities

Greenlight Re has employed this value-oriented approach since its inception

Objective is to maximize total risk-adjusted returns supporting long-term book value growth

Investment Portfolio

Solasglas Investments, LP is the dedicated investment fund managed by DME Advisors, for the benefit of Greenlight Re and its affiliates, into which Greenlight Re allocates its investment assets

DME Advisors serves as general partner and owns approximately 19% of Solasglas

Current allocation to Solasglas is 70% of consolidated shareholders' equity

Annual Investment Returns



7.5%
25.3%
9.4%
9.8%
7.5%
2021
2022
2023
2024
2025

Five-Year Annual Average Returns:
11.7%

Annual Average Returns Since Inception:
5.6%

*Investment returns stated herein reflect the total returns, net of fees and expenses, and are based on the total assets in investment account for the joint venture and the Investment Portfolio for SILP. Investment returns are calculated monthly and compounded to calculate the quarterly and annual returns. Actual investment income may vary depending on cash flows into and out of the investment account. Past performance is not necessarily indicative of future results. Five-year annual average returns is calculated from January 2021 through December 2025 and annual average return from inception is calculated from August 2004 through December 2025.

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Investing in Greenlight Re 16greenlightre.com

greenlightre.com 17 Why Invest in Greenlight Re? Seasoned and Refreshed Executive Leadership Focused on underwriting culture and results-driven decision-making Well-Positioned and Diversified Specialty property and casualty reinsurance portfolio with a diversified risk profile Innovations Business is Maturing Now a distinct segment with strong momentum and disciplined growth Differentiated Long/Short Investment Strategy Designed to continue to generate strong returns in volatile markets Strong Balance Sheet Supported by a recent upgrade from A.M. Best and low debt leverage ratio Returning Value to Shareholders Repurchased ~0.7 million shares for $9.8 million in 2025

Executive and Underwriting Leadership



Greg Richardson
Chief Executive Officer
Joined 2024
(formerly Trans Re)

Average Industry Experience: **20+ Years**

Executive Team Comprised of Significant Greenlight Re Tenure and Fresh Perspectives



Faramarz Romer
Chief Financial Officer
Joined 2007
(formerly KPMG)



David Sigmon
General Counsel
Joined 2023
(formerly Everest)



Patrick O'Brien
CEO Ireland & COO
Joined 2016
(formerly Liberty)



Tom Curnock
Group CUO
Joined 2009
(formerly Aon)



Brian O'Reilly
Head of Innovations
Joined 2014
(formerly ICW Group)



Richard Strommer
Chief Actuary
Joined 2017
(formerly E&Y)



Kagabo Ngiruwonsanga
CUO, Innovations
Joined 2011
(formerly Liberty)



Regan Cairns
CUO, Cayman Islands
Joined 2018
(formerly KPMG)



Finbar Griffin
CUO, Ireland
Joined 2018
(formerly Travelers)



Martin Vezina
Head of Underwriting Analytics
Joined 2025
(formerly Allianz)

Our Executive Team Is Focused on Executing Five Core Values

Nimble • Innovative • Excellence • Accountable • Collaborative

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Appendix 19greenlightre.com

Fully Diluted Book Value Per Share

The key non-GAAP financial measure used in this Presentation is fully diluted book value per share. Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our long-term incentive compensation plan. We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share. We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units "RSUs". We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	December 31, 2024	December 31, 2025
Numerator for basic and fully-diluted book value per share:						
Total equity as reported under U.S. GAAP	$464,857	$475,663	$503,120	$596,095	$635,879	$707,977
Denominator for basic and fully diluted book value per share:						
Ordinary shares issued and outstanding as reported and denominator for basic book value per share	34,514,790	33,844,446	34,824,061	35,336,732	34,831,324	33,897,709
Add: In-the-money stock options and all outstanding RSUs	116,722	154,134	277,960	264,870	590,001	755,997
Denominator for fully diluted book value per share	34,631,512	33,998,580	35,102,021	35,601,602	35,421,325	34,653,706
Basic book value per share	$13.47	$14.05	$14.45	$16.87	$18.26	$ 20.89
Fully diluted book value per share	**$13.42**	**$13.99**	**$14.33**	**$16.74**	**$17.95**	**$ 20.43**

(expressed in thousands U.S. dollars, except per share and share amounts)

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greenlightre.com 21 Fully Diluted Book Value Per Share (Quarterly) The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Numerator for basic and fully-diluted book value per share: Total equity as reported under U.S. GAAP $635,879 $666,804 $663,318 $658,889 $707,977 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 34,831,324 34,557,449 34,198,153 34,099,226 33,897,709 Add: In-the-money stock options and all outstanding RSUs 590,001 773,938 775,124 757,505 755,997 Denominator for fully diluted book value per share 35,421,325 35,331,387 34,973,277 34,856,731 34,653,706 Basic book value per share $18.26 $19.30 $19.40 $19.32 $20.89 Fully diluted book value per share $17.95 $18.87 $18.97 $18.90 $20.43 (expressed in thousands U.S. dollars, except per share and share amounts)

Segment Descriptions Open Market Segment We provide treaty reinsurance to insurance companies on a global basis, written on a proportional or non-proportional (also known as excess of loss) basis. The Open Market segment has the following lines of business: • Financial: includes primarily mortgage, trade credit, surety, transactional liability, and financial multiline coverage. • Health: includes primarily accident and critical illness coverage. • Multiline: includes predominantly our FAL business across diverse lines, coupled with multiline commercial and personal auto liability, business owners’ policy (“BOP”), and multiline commercial coverage. • Property: includes mainly commercial property and property catastrophe coverage. • Specialty: includes primarily agriculture, cyber, marine and energy, aviation and space, specialty multiline, and war, political violence and terrorism coverage. • Casualty: includes primarily general liability, umbrella, multiline casualty, and workers’ compensation coverage. Innovations Segment Innovation-related Investments We make strategic investments in promising startup companies and managing general agents, subject to investment guidelines as approved by our Board of Directors, in addition to providing reinsurance capacity on a case-by-case basis. These private investments consist primarily of unlisted equities (mostly preferred shares) and convertible debt instruments. Innovation-related Underwriting We provide underwriting capacity to our program partners through insurance and reinsurance structures on a global basis, written on a proportional or non-proportional basis. The Innovations segment has the following lines of business: • Financial: includes predominantly miscellaneous financial coverage. • Health: includes primarily travel and other miscellaneous health coverage. • Multiline: includes mostly BOP and multiline commercial coverage, in addition to business written from our Syndicate 3456 (multiple lines of business). • Specialty: includes primarily contingency liability and travel-related (e.g., trip cancellation / interruption, baggage and personal effects, and medical insurance) coverage. • Casualty: includes primarily general liability and multiline casualty coverage. greenlightre.com 22 .